UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2008 (December 17, 2008)

TENNESSEE COMMERCE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Tennessee	00051281	62-1815881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Mallory Station Road Suite 207 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (615) 599-2274

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 19, 2008, Tennessee Commerce Bancorp, Inc. (the “Company”) entered into a Letter Agreement (the “Purchase Agreement”) with the United States Department of the Treasury (“Treasury”), pursuant to which the Company issued 30,000 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”), having a liquidation amount per share equal to $1,000, for a total purchase price of $30,000,000. The Series A Preferred Stock will qualify as Tier 1 capital and will pay cumulative dividends on February 15, May 15, August 15 and November 15 of each year at a rate of 5% per year for the first five years and thereafter at a rate of 9% per year. The Company may not redeem the Series A Preferred Stock prior to February 15, 2012 except with the proceeds from a “Qualified Equity Offering” (as defined in the Articles of Amendment attached as Exhibit 3.1 hereto). After February 15, 2012, the Company may, at its option, redeem the Series A Preferred Stock at the liquidation amount plus accrued and unpaid dividends.

The Series A Preferred Stock is non-voting, except in limited circumstances described in the Articles of Amendment. Prior to December 19, 2011, unless the Company has redeemed all of the Series A Preferred Stock or Treasury has transferred all of the Series A Preferred Stock to a third party, the consent of Treasury will be required for the Company to increase its common stock dividend or repurchase its common stock or other equity or capital securities, other than in connection with benefit plans consistent with past practice and certain other circumstances specified in the Purchase Agreement.

In connection with the purchase of the Series A Preferred Stock, the Company issued to Treasury a warrant (the “Warrant”) to purchase 461,538 shares of the Company’s common stock, $0.50 par value per share (“Common Stock”), at an initial exercise price of $9.75 per share. The Warrant provides for the adjustment of the exercise price and the number of shares of Common Stock issuable upon exercise pursuant to customary anti-dilution provisions, such as upon stock splits or distributions of securities or other assets to holders of Common Stock, and upon certain issuances of Common Stock (or securities exercisable or exchangeable for, or convertible into, Common Stock) at or below 90% of the market price of Common Stock on the trading day prior to the date of the agreement on pricing such securities. The Warrant expires ten years from the date of issuance. The number of shares of Common Stock issuable pursuant to the Warrant will be reduced by one-half if, on or prior to December 31, 2009, the Company receives aggregate gross cash proceeds of not less than $30,000,000 from Qualified Equity Offerings. Treasury has agreed not to exercise voting power with respect to any shares of Common Stock issued upon exercise of the Warrant.

In the Purchase Agreement, the Company agreed that, until such time as Treasury ceases to own any debt or equity securities of the Company acquired pursuant to the Purchase Agreement, the Company will take all necessary action to ensure that its benefit plans with respect to its senior executive officers comply with Section 111(b) of the Emergency Economic Stabilization Act of 2009 (the “EESA”) as implemented by any guidance or regulation under the EESA that has been issued and is in effect as of the date of issuance of the Series A Preferred Stock and the Warrant, and has agreed to not adopt any benefit plans with respect to, or which covers, its senior executive officers that do not comply with the EESA. Each of the Company’s senior executive officers executed a waiver (“Waiver”) pursuant to the terms of the Purchase Agreement, effective as of December 19, 2008.

The Series A Preferred Stock and the Warrant were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. The Company is not obligated to register the Series A Preferred Stock, the Warrant and the shares of Common Stock underlying the Warrant (the “Warrant Shares”) unless and until requested to do so in writing by Treasury. Neither the Series A Preferred Stock nor the Warrant will be subject to any contractual restrictions on transfer, except that Treasury may only transfer or exercise an aggregate of one-half of the Warrant Shares prior to the earlier of (i) the Company’s receipt of aggregate gross proceeds of not less than $30,000,000 in one or more Qualified Equity Offerings and (ii) December 31, 2009.

The information presented in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, the Warrant and the Waiver, copies of which are attached as Exhibits 10.1, 4.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference in their entirety.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.02.

Item 3.03. Material Modification to Rights of Security Holders.

Prior to December 19, 2011, unless the Company has redeemed the Series A Preferred Stock or Treasury has transferred the Series A Preferred Stock to a third party, the consent of Treasury will be required for the Company to (1) declare or pay any dividend or make any distribution on the Common Stock or (2) redeem, purchase or acquire any shares of the Common Stock or other equity or capital securities, other than in connection with benefit plans consistent with past practice and certain other circumstances specified in the Purchase Agreement.

In addition, as set forth in the Articles of Amendment, the Company’s ability to declare or pay dividends or distributions on, or repurchase, redeem or otherwise acquire for consideration, shares of Common Stock will be subject to restrictions in the event that the Company fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on its Series A Preferred Stock.

The information presented in this Item 3.03 does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and the Articles of Amendment, copies of which are attached as Exhibits 10.1 and 3.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference in their entirety.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information concerning executive compensation set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 5.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 17, 2008, the Company filed with the Secretary of State of the State of Tennessee Articles of Amendment (the “Articles of Amendment”) to the Company’s Charter, as amended, pursuant to which a new section 14 has been added, setting forth the designations, preferences, limitations and relative rights of the Series A Preferred Stock.

The information presented in this Item 5.03 does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d)              Exhibits

3.1	Articles of Amendment to the Charter, as amended, of Tennessee Commerce Bancorp, Inc.

4.1	Form of Certificate for the Series A Preferred Stock.

4.2	Warrant for Purchase of Shares of Common Stock, dated December 19, 2008.

10.1	Letter Agreement, dated December 19, 2008, between the Company and the United States Department of the Treasury.

10.2	Form of Waiver Executed as of December 19, 2008 by Arthur F. Helf, Michael R. Sapp, H. Lamar Cox and Frank Perez.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNESSEE COMMERCE BANCORP, INC.

By:	/s/ Frank Perez
Frank Perez
Chief Financial Officer

Date: December 23, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Articles of Amendment to the Charter, as amended, of Tennessee Commerce Bancorp, Inc.

4.1	Form of Certificate for the Series A Preferred Stock.

4.2	Warrant for Purchase of Shares of Common Stock, dated December 19, 2008.

10.1	Letter Agreement, dated December 19, 2008, between the Company and the United States Department of the Treasury.

10.2	Form of Waiver Executed on December 19, 2008 by Arthur F. Helf, Michael R. Sapp, H. Lamar Cox and Frank Perez.